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                                                                   EXHIBIT 10.49


                                                               EXECUTION VERSION

                      SECOND AMENDMENT TO CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 14, 1999, is entered into by and among:

                (1) SILICON VALLEY GROUP, INC., a Delaware corporation ("Borrower");

                (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below (collectively, the "Lenders"); and

                (3) ABN AMRO BANK N.V., acting through its San Francisco Representative Office, as agent for Lenders (in such capacity, "Agent").


                                    RECITALS

        A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of June 30, 1998, as amended by a First Amendment to Credit Agreement dated as of October 23, 1998 (as so amended, the "Credit Agreement").

        B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

        C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

               (a)    Paragraph 1.01 is amended as follows:



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                        (i) The definition of "Adjusted Net Income" set forth
                therein is amended to read in its entirety as follows:

                             "Adjusted Net Income" shall mean, with respect to
                      Borrower for any period, the sum, determined on a consolidated basis in accordance with GAAP where applicable, of:

                                        (a) The net income or net loss of
                                Borrower and its Subsidiaries for such period after provision for income taxes;

                                                   plus

                                        (b) To the extent deducted in
                                calculating such net income or net loss for such period under clause (a) above, all non-recurring, non-cash charges taken by Borrower and its Subsidiaries during such period in connection with acquisitions permitted by Subparagraph 5.02(d) (including charges for the write-off of in-process research and development costs relating to such acquisitions); provided, however, that the sum of all such charges so added to net income or net loss in calculating the Adjusted Net Income of Borrower during the period from the date of this Agreement through the Maturity Date shall not at any time exceed the Acquisition Charge Cap at such time;

                                                   plus

                                        (c) To the extent deducted in
                                calculating such net income or net loss for such period under clause (a) above, all Watkins-Johnson Charges taken by Borrower and its Subsidiaries during such period; provided, however, that the sum of all such charges so added to net income or net loss in calculating the Adjusted Net Income of Borrower during the period from the date of this Agreement through the Maturity Date shall not at any time exceed Fifteen Million Dollars ($15,000,000).

                        (ii) The definition of "EBITDA" set forth therein is
                amended to read in its entirety as follows:

                             "EBITDA" shall mean, with respect to Borrower for
                      any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                                        (a) The net income or net loss of
                                Borrower for such period before provision for income taxes;

                                                  plus

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                                    (b) To the extent deducted in calculating
                             such net income or net loss for such period under clause (a) above, the sum of (i) all Interest Expenses of Borrower and its Subsidiaries accruing during such period and (ii) all depreciation and amortization expenses of Borrower and its Subsidiaries accruing during such period;

                                                  minus

                                    (c) To the extent added in calculating such
                             net income or net loss for such period under clause
                             (a) above, all interest income of Borrower and its Subsidiaries accruing during such period;

                                                  plus

                                    (d) To the extent deducted in calculating
                             such net income or net loss for such period under clause (a) above, all non-recurring, non-cash charges taken by Borrower and its Subsidiaries during such period in connection with acquisitions permitted by Subparagraph 5.02(d) (including charges for the write-off of in-process research and development costs relating to such acquisitions); provided, however, that the sum of all such charges so added to net income or net loss in calculating the EBITDA of Borrower during the period from the date of this Agreement through the Maturity Date shall not at any time exceed the Acquisition Charge Cap at such time;

                                                   plus

                                    (e) For the purposes of calculating the
                             Fixed Charge Coverage Ratio of Borrower for any period only, to the extent deducted in calculating such net income or net loss for such period under clause (a) above, all Watkins-Johnson Charges taken by Borrower and its Subsidiaries during such period; provided, however, that the sum of all such charges so added to net income or net loss in calculating the EBITDA of Borrower during the period from the date of this Agreement through the Maturity Date shall not at any time exceed Fifteen Million Dollars ($15,000,000).

                      (iii) The definition of "Fixed Charge Coverage Ratio" set
               forth therein is amended by changing the proviso at the end thereof to read in its entirety as follows:

                      Provided, however, that, in calculating Borrower's Fixed Charge Coverage Ratio for the consecutive two-quarter period ending on October 1, 1999



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                and the consecutive three-quarter period ending on December 31,
                1999, the amounts to be used in clauses (a)(i), (a)(ii), (b)(i) and (b)(ii) shall be the actual respective amounts for such periods annualized.

                      (iv) A new definition of "Senior Debt/EBITDA", to read in
               its entirety as follows, is added thereto in the appropriate alphabetical order:

                             "Senior Debt/EBITDA Ratio" shall mean, with respect
                      to Borrower for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of:

                                        (a) Borrower's Senior Indebtedness on
                                the last day of such period;

                                                         to

                                        (b) Borrower's EBITDA for such period.

                      (v) The definition of "Tangible Net Worth" set forth
               therein is amended to read in its entirety as follows:

                             "Tangible Net Worth" shall mean, with respect to
                      Borrower at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of:

                                        (a) The sum of (i)the total assets of
                                Borrower and its Subsidiaries at such time plus
                                (ii) the after tax effect of the lesser of (A) the sum of all Watkins-Johnson Charges taken by Borrower and its Subsidiaries prior to such time and (B) Fifteen Million Dollars ($15,000,000);

                                                        minus

                                        (b) The sum (without limitation and
                                without duplication of deductions) of (i) the total liabilities of Borrower and its Subsidiaries, (ii) all reserves established by Borrower and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and (iii) all intangible assets of Borrower and its Subsidiaries (to the extent included in calculating total assets in clause
                                (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt



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                              discount, marketing expenses, organizational
                              expenses, non-compete agreements and deferred research and development.

                        (vi) New definitions of "Watkins-Johnson Acquisition"
                and "Watkins-Johnson Charges", to read in their entirety as follows, are added thereto in the appropriate alphabetical order:

                             "Watkins-Johnson Acquisition" shall mean the
                      acquisition of certain assets and liabilities of the Watkins-Johnson Semiconductor Equipment Group, a division of Watkins-Johnson Company.

                             "Watkins-Johnson Charges" shall mean, with respect
                      to any period, all non-recurring charges taken by Borrower and its Subsidiaries during such period in connection with the Watkins-Johnson Acquisition (including charges for the write-off of in-process research and development costs, consolidation, relocation and other charges relating to such acquisition).

               (b) Subparagraph 5.02(b) is amended by changing the reference to "clause (xi) of Subparagraph 5.02(a)" set forth in clause (xiv) thereof to "clause (xii) of Subparagraph 5.02(a)".

               (c) Subparagraph 5.03(b) is hereby amended to read in its entirety as follows:

                      (b) Fixed Charge Coverage Ratio. Borrower shall not permit its Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth opposite such period below:

                      The consecutive two -quarter
                             period beginning on April
                             3, 1999 and ending on
                             October 1, 1999                     2.00;

                      The consecutive three-quarter
                             period beginning on April
                             3, 1999 and ending on
                             December 31, 1999                   2.50;

                      The consecutive four-quarter
                             period beginning on April
                             3, 1999 and ending on
                             March 31, 2000                      3.00;

                      Each consecutive four-quarter
                             period ending on the
                             last day of each quarter


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                             thereafter                          3.50.

               (d) Subparagraph 5.03(d) is hereby amended to read in its entirety as follows:

                        (d) Tangible Net Worth. Borrower shall not permit its
                Tangible Net Worth on the last day of any fiscal quarter (such date to be referred to in this Subparagraph 5.03(d) as a "determination date") which occurs on or after March 31, 1999 (such date to be referred to in this Subparagraph 5.03(d) as the "base date") to be less than the sum on such determination date of the following:

                                (i) Five Hundred Thirteen Million Three Hundred
                        Thousand Dollars ($513,300,000);

                                              plus

                                (ii) Eighty percent (80%) of the sum of:

                                        (A) The sum of Borrower's consolidated
                                quarterly net income (ignoring any quarterly losses) for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date; and

                                        (B) The after tax effect of the lesser
                                of (A) the sum of all Watkins-Johnson Charges taken by Borrower and its Subsidiaries for each fiscal quarter after the base date through and including the fiscal quarter ending on the determination date, and (B) Fifteen Million Dollars ($15,000,000);

                                              plus

                                (iii) Seventy-five percent (75%) of the Net
                        Proceeds of all Equity Securities issued by Borrower and its Subsidiaries (to Persons other than Borrower or its Subsidiaries) during the period commencing on the base date and ending on the determination date;

                                             plus

                                (iv) Seventy-five percent (75%) of the principal
                        amount of all debt securities of Borrower and its Subsidiaries converted into Equity Securities of Borrower and its Subsidiaries during the period commencing on the base date and ending on the determination date.

                                             minus

                                (v) The lesser of (A) the aggregate amount paid
                        by Borrower (including reasonable expenses incurred in connection therewith) to repurchase up to one million shares of its common stock during the period



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                        commencing on the base date and ending on the
                        determination date and (B) $10,000,000.

               (e) Subparagraph 5.03(e) is hereby amended to read in its entirety as follows:

                     (e) Profitability.

                             (i) For the quarter ending April 2, 1999, Borrower
                      shall not permit its Adjusted Net Income to be a loss exceeding $19,000,000.

                             (ii) During the period October 3, 1998 - April 2,
                      1999, Borrower shall not permit the sum of its quarterly losses based upon its Adjusted Net Income for each quarter (excluding any quarterly profits) to exceed $26,000,000.

                             (iii) Borrower shall not permit its Adjusted Net
                      Income for the consecutive three-quarter period beginning on April 3, 1999 and ending on December 31, 1999 to be a loss.

                             (iv) Thereafter, Borrower shall not permit (A) its
                      Adjusted Net Income for any quarter to be a loss exceeding $10,000,000, (B) its Adjusted Net Income to be a loss in more than two quarters in any consecutive four-quarter period (commencing with the consecutive four-quarter period ending on March 31, 2000) or (C) its Adjusted Net Income for any consecutive four-quarter period (commencing with the consecutive four-quarter period ending on March 31, 2000) to be a loss.

        3. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

               (b) No Default has occurred and is continuing; and

               (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on May 14, 1999 (the "Effective Date"), subject to receipt by Agent and the Lenders on



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or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

                (a) This Amendment duly executed by Borrower, the Required Lenders and Agent;

                (b) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Restated Certificate of Incorporation and Bylaws of Borrower, in the form delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

               (c) A nonrefundable amendment fee equal to 0.150% of each Lender's Commitment, to be paid to each Lender that executes this Amendment on or before May 14, 1999; and

               (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.


        6. MISCELLANEOUS.

                (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


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        IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this
Amendment to be executed as of the day and year first above written.

BORROWER:                           SILICON VALLEY GROUP, INC.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


AGENT:                              ABN AMRO BANK, N.V.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


LENDERS:                            ABN AMRO BANK, N.V.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                    COMERICA BANK-CALIFORNIA


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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                                    FLEET NATIONAL BANK


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                    KEYBANK NATIONAL ASSOCIATION



                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                    WELLS FARGO BANK, N.A.


                                    By:
                                       -----------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------



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